                                                                   Exhibit 10.47

                       AGI PLEDGE AND SECURITY AGREEMENT
                       ---------------------------------


     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of March 12, 1998, is made among AGI INCORPORATED, an Illinois corporation (the "Pledgor"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent on behalf of certain lenders as set forth below (the "Agent"), BANK ONE, ILLINOIS, NA (formerly known as Bank One, Springfield and intending to be known as Bank One Trust Company, NA), as trustee (the "Trustee") and as Tender Agent (the "Tender Agent") under a Trust Indenture dated as of January 1, 1995 (the "Indenture") between The City of Jacksonville, Illinois (the "Issuer") and the Trustee and WILLIAM BLAIR & COMPANY, as remarketing agent (the "Remarketing Agent") under the Remarketing Agreement dated as of January 1, 1995 (the "Remarketing Agreement") between the Pledgor and the Remarketing Agent.

     WHEREAS, pursuant to the Indenture, the Issuer issued and sold its Multi-Mode Industrial Project Revenue Bonds, Series 1995 (AGI Incorporated Project) in the aggregate principal amount of $7,640,000 (collectively, the "Bonds" and individually a "Bond");

     WHEREAS, the Pledgor and Bank of America Illinois (currently known as Bank of America National Trust & Savings Association ("BofA")) entered into a Reimbursement Agreement dated as of January 1, 1995 (the "Reimbursement Agreement") pursuant to which BofA issued its irrevocable letter of credit (the "Letter of Credit") to the Trustee for the benefit of the holders of the Bonds;

     WHEREAS, BofA is assigning without recourse, liability or representation or warranty of any kind, all of its right title and interest in and to the Reimbursement Agreement and the Mortgage to the Agent, and the Agent (on behalf of the Lenders) will assume, as of the date hereof, the obligations of BofA under the Reimbursement Agreement and the Mortgage arising after the date hereof, under a Credit Agreement dated as of even date herewith (as amended from time to time, the "Credit Agreement") by and among the Pledgor, IMPAC Group, Inc., a Delaware corporation, Klearfold, Inc., a Pennsylvania corporation, the Agent, BofA, as letter of credit issuing bank and the other financial institutions party thereto from time to time (the "Lenders"), that provides for a revolving credit facility and a letter of credit facility by which the Letter of Credit will become an obligation under the Credit Agreement;

     WHEREAS, the Credit Agreement shall, after the date hereof, amend and restate in their entirety, the obligations of BofA and the Pledgor under the Reimbursement Agreement (which obligations shall be deemed to be continuing) and shall supercede the Reimbursement Agreement which shall be of no further force or effect after the date hereof;

     WHEREAS, the Indenture requires that under certain circumstances Bonds delivered by the holders thereof to the Trustee or the Tender Agent be purchased with the proceeds of drawings under the Letter of Credit issued by BofA under the Reimbursement Agreement (Bonds purchased with proceeds of drawings under the Letter of Credit being the "Pledged Bonds");

     WHEREAS, currently any Pledged Bonds are to be pledged under a Pledge and Security Agreement dated as of January 1, 1995 (the "Pledge Agreement") which will be terminated in connection with the execution and delivery of this Agreement;

     WHEREAS, it is the intention of the parties hereto that all Pledged Bonds shall now be pledged to and held by the Agent (on behalf of the Lenders) to secure the Pledgor's obligation to reimburse BofA, the Agent and the Lenders in accordance with the terms of the Credit Agreement for drawings under the Letter of Credit;

     WHEREAS, the parties hereto desire to secure any and all of the Pledgor's obligations to reimburse BofA, the Agent and the other Lenders for draws under the Letter of Credit and for other obligations under the Credit Agreement with the pledge and grant by the Pledgor to the Agent, for the benefit of itself, BofA and the other Lenders, of a security interest in its right, title and interest in and to the Pledged Bonds;

     NOW THEREFORE, in consideration of the premises and in order to induce the Agent and the Lenders to permit the Letter of Credit to become an obligation under and issued under the Credit Agreement, the Pledgor, the Trustee, the Tender Agent and the Remarketing Agent hereby agree with the Agent (on behalf of the Lenders) as follows:

     SECTION 1. Pledge. The Pledgor hereby (i) pledges to the Agent (on behalf of the Lenders), and grants to the Agent (on behalf of the Lenders) a security interest in, all of the Pledgor's right, title and interest in and to the Pledged Bonds, and all amounts received, receivable or otherwise distributed in respect of the Pledged Bonds and (ii) agrees to pledge and deliver to the Agent, and hereby assigns and transfers to the Agent all of the Pledgor's right, title and interest in and to, any Pledged Bonds received from time to time by the Pledgor (collectively, the "Pledged Collateral").

     SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations of the Pledgor now or hereafter existing under the Credit Agreement and the other documents, promissory notes and agreements contemplated thereby, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement (all such obligations of the Pledgor being the "Obligations").

     SECTION 3. Delivery of Pledged Bonds; Agent's Rights With Respect to Pledged Bonds.

     (a) All certificates or instruments representing or evidencing the Pledged Bonds shall, promptly after receipt by the Pledgor, the Remarketing Agent, the Tender Agent or the Trustee, be delivered to the Agent, or any agent or nominee of the Agent as the Agent shall direct.

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     (b)  At all times that the Book-Entry System (as defined in the Indenture)
is in effect, Pledged Bonds will be held on the records of the Book-Entry System registered in the name of the Agent, or such agent or nominee of the Agent as the Agent shall direct, as collateral security in favor of the Agent. The Trustee, the Pledgor, the Remarketing Agent and the Tender Agent agree to comply with any "instructions" (as defined in Section 8-102(a)(12) of the Uniform Commercial Code as in effect in the State of Illinois) originated by the Agent without further consent of the Pledgor, including, without limitation, instructions on transfer, redemption, disposition or distribution of the Pledged Bonds or the proceeds thereof.

     (c) The Pledgor shall promptly execute and deliver, or cause to be executed and delivered, to the Agent such bond powers and other instruments of transfer and assignment relating to the Pledged Bonds as the Agent may request at any time or from time to time for the purpose of causing the Pledged Bonds to be registered in the name of the Agent, or any agent or nominee of the Agent as the Agent shall direct and shall not register the Pledged Bonds in the name of any other person or entity without the prior written consent of the Agent.

     (d) The Agent shall be entitled to receive any and all interest paid with respect to the Pledged Bonds.

     (e) All Pledged Bonds shall be regarded as Outstanding (as defined in the Indenture) for all purposes of the Indenture, and the Agent shall be deemed to be, and shall have and be entitled to exercise all of the benefits and rights of, the holder of each Pledged Bond with respect to any action or instrument permitted or required by the terms of the Indenture to be taken by or for the benefit of or given by or to the holder of such Pledged Bond.

     SECTION 4. Release of Pledged Bonds. If the Pledgor makes a reimbursement in accordance with Section 3.03(b)(iii) of the Credit Agreement, the Agent agrees, upon the receipt of such reimbursement in immediately available funds, to release from the lien of this Agreement and to deliver to the Pledgor (or to the Remarketing Agent, the Tender Agent or the Trustee, if directed by the Pledgor), Pledged Bonds in accordance with Section 3.03(b)(iii) of the Credit Agreement; provided that the Agent shall not, and shall not be required to,
           --------
release its lien with respect to any Pledged Bonds so long as there has occurred and is continuing a Default or an Event of Default; provided further, that
                                                    -------- -------
notwithstanding the foregoing, each of the Trustee, the Tender Agent and the Agent agree to not, and the Agent shall cause any other nominee appointed by it to hold the Pledged Bonds, to not release an Pledged Bonds until the Agent has been reimbursed in accordance with Section 3.03(b)(iii) of the Credit Agreement.

     SECTION 5. Proceeds from Remarketing of Pledged Bonds. All amounts received by the Tender Agent or the Remarketing Agent in connection with the remarketing of the Pledged Bonds shall be promptly paid to the Agent (on behalf of the Lenders) at its address specified on the signature page hereof in immediately available funds.

     SECTION 6. Subrogation. The Pledgor will not exercise any rights which it may acquire by way of subrogation under this Agreement, as a result of any payment made hereunder or otherwise, until all the Obligations shall have been paid in full. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent (on behalf of the Lenders) and shall forthwith be paid to the Agent (on behalf of the Lenders) to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

     SECTION 7.  Representations, Warranties and Covenants.

     (a)  The Pledgor represents and warrants as follows:

          i. On the date of delivery to the Agent of any Pledged Bonds described herein, neither the Issuer nor the Trustee will have any right, title or interest in and to the Pledged Bonds;

          ii. The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement;

          iii. The delivery to the Agent of the Pledged Bonds will create a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations;

          iv. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of the Agreement by the Pledgor or (ii) for the exercise by the Agent of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

     (b) The Pledgor covenants and agrees that it will defend the Agent's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all Persons whomsoever; and covenants and agrees that it will have like title to and the right to pledge any other property at any time hereafter pledged to the Agent as Collateral hereunder and will likewise defend the Agent's right thereto and security interest therein.

     SECTION 8. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     SECTION 9.  Transfers and Other Liens.  The Pledgor agrees that it will not
(i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

     SECTION 10. Voting Rights; Interests; Etc. (a) So long as no Default or Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided that the Pledgor shall not exercise and shall refrain from
           --------
exercising any such right if, the Agent notifies the Pledgor that, in the Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof, and provided further, that the
                                                   -------- -------
Pledgor shall give the Agent at least two days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

          (b) Upon the occurrence and during the continuance of an Event of Default or a Default, all rights of the Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to
Section 10(a) hereof shall cease, and all such rights shall thereupon become
-------------
vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights.

          (c) If the Pledgor shall become entitled to receive or shall receive any principal or interest payment in respect of the Pledged Bonds, the Pledgor agrees to accept the same as the Agent's agent and to hold the same in trust on behalf of the Agent and to deliver the same forthwith to the Agent. All sums of money so paid in respect of the Pledged Bonds that are received by the Pledgor and paid to the Agent shall be credited against the obligations of the Pledgor to the Agent under the Credit Agreement.

     SECTION 11. Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any interest payment or other distribution in respect of the Pledged Bonds or any part thereof and to give full discharge for the same.

     SECTION 12. Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section 16 hereof.
                                                ----------

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     SECTION 13.  Reasonable Care.  The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     SECTION 14.  Sale of Collateral.

     (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all of the Pledged Bonds by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Bonds for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

     (b) The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Bonds valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 14 will cause irreparable injury to the Agent, that
                  ----------
the Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against the Pledgor and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement. The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent and the Lenders by reason of a breach of any of such covenants and, consequently, agrees that, if the Agent (on behalf of the Lenders) shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the principal amount of the Pledged Bonds plus accrued interest on all Loans and other amounts then outstanding with respect to the Pledged Bonds on the date the Agent shall demand compliance with this Section 14(b).
                                                              -------------

     SECTION 15. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

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     (a)  The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Illinois at that time, and the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 16 hereof) in whole or in part by the Agent against,
                  ----------
all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 16. Expenses. The Pledgor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Bonds, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION 17. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that the duties
                                                       --------
of the Remarketing Agent, the Tender Agent and the Trustee shall not be modified or amended without their respective prior written consent.

     SECTION 18. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including tested telex) and, if to the Pledgor, telexed or delivered to it, return receipt requested, addressed to it at the address of the Pledgor specified on the signature page hereto; if to the Agent, telexed or delivered to it, return receipt requested, addressed to it at the address of the Agent specified on the signature page hereto; if to the Trustee, telexed or delivered to it, return receipt requested addressed to it at the address of the Trustee specified on the signature page hereto; if to the Remarketing Agent telexed or delivered to it, return receipt requested, addressed to it at the address of the Remarketing Agent specified on the signature page hereto, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 18. All such notices and
                                                ----------
other communications shall, when telexed or delivered, as the case may be, be effective upon receipt.

     SECTION 19. Amendments, Modifications and Waivers with Respect to Obligations. The Pledgor hereby consents that, without the necessity of any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Agent may be rescinded by the Agent and any of the Obligations continued, and the Obligations, or the liability of the Pledgor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Agent, and the Credit Agreement, the Letter of Credit or any collateral security documents or guarantees or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent may deem advisable from time to time, and any collateral security at any time held by the Agent for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against the Pledgor and without notice to or further assent by the Pledgor, which will remain bound hereunder, notwithstanding, any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. Subject to Section 13 hereof, the Agent shall have no obligation to protect, secure, perfect or insure any other collateral security document or property subject thereto at any time held as security for the Obligations. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent upon this Agreement, and the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Pledgor and the Agent shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligations.

     SECTION 20. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations and such time as no further obligations under the Credit Agreement and the Letter of Credit could be incurred by the Pledgor or the Agent, respectively, (ii) be binding upon the parties hereto and their respective successors and assigns, and (iii) inure to the benefit of the Pledgor and the Agent and their respective permitted successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Agent may assign or otherwise transfer the Credit
          ------------
Agreement and this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Agent herein or otherwise. Upon the payment in full (after the Termination Date) of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     SECTION 21. Effectiveness. Effective upon execution of the Credit Agreement, the Pledge Agreement shall be deemed to have terminated and no longer be of any effect. If the Credit Agreement is not executed by all parties thereto by March 31, 1998, this Agreement shall be of no effect.

     SECTION 22. Governing Law; Terms; Interpretation. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Uniform Commercial Code in the State of Illinois are used herein as therein defined. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Agreement is deemed to be one of the Loan Documents under the Credit Agreement.

     SECTION 23. Waiver of Jury Trial. ALL PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                            [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

NOTICE ADDRESSES:                        AGI INCORPORATED

AGI Incorporated                         By /s/ Richard Block
1950 North Ruby Street                     -----------------------
Melrose Park, Illinois 60160               Name: Richard Block
                                                ------------------
                                           Title: President
                                                 -----------------

Bank of America National Trust           BANK OF AMERICA NATIONAL TRUST
  & Savings Association                   & SAVINGS ASSOCIATION, as Agent
231 South LaSalle Street
Chicago, Illinois 60697                  By /s/ David A. Johanson
                                           -----------------------
                                           Name: David A. Johanson
                                                ------------------
                                           Title: Vice President
                                                 -----------------


Bank One, Illinois, NA                   BANK ONE, ILLINOIS, NA (formerly known
Attn: Corporate Trust Dept.                as Bank One,Springfield and intending
1 East Old State Capitol Plaza             to be known as Bank One Trust Company
Springfield, Illinois 62701                as Trustee and as Tender Agent


                                         By /s/ George J. Laubner
                                           -----------------------
                                           Name: George J. Laubner
                                                ------------------
                                           Title: Vice President
                                                 -----------------

William Blair & Company                  WILLIAM BLAIR & COMPANY,
222 West Adams Street                      as Remarketing Agent
Chicago, Illinois 60606

                                         By /s/ Kenton Brown
                                           -----------------------
                                           Name: Kenton Brown
                                                ------------------
                                           Title: Principal
                                                 -----------------